Exhibit 99.1

Investor Presentation NASDAQ: PRTS May 2018

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the anticipated outcome of any litigation. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. We have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source which was classified as discontinued operations in March 2017, unless otherwise specified on a consolidated basis. Copyright @ 2018 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplace storefronts and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Extensive reach of online customers per month through our well-established network of websites and marketplace partnerships 2 A Value Leader in Aftermarket Auto Parts

Online Aftermarket Auto Parts Sales Benefits From Macro Trends 3 Source: US Auto Care Association Average age of light vehicles on the road remains high Online aftermarket sales to more than double by 2023 as market share continues to increase Source: IHS 17% CAGR (in years) 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 $6B $13B $29B 6% 11% 20% 2013 2018 2023 Online Aftermarket Sales Online Market Share

How We Go To Market: Channels & Percent of Revenue 4 90% Offline/Wholesale: Products distributed directly to commercial customers and our Kool-Vue® branded products sold to wholesale distributors. 10% Based on estimates using TTM Q1-18 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Reach Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Efficient Inventory Management Sell the job Cross-sell Warranty options Bundle Kits & Sets Quality products Easy to do business High service levels Reduced returns Reduced no-fills Engaging landing pages Product Discovery Quality of data Improve Speed Frictionless checkout Mobile First Improving our strategic objectives will provide more dollars to spend on marketing to drive traffic New marketplace partnerships Rebuild organic performance = Strategy to Increase Customer Lifetime Value (LTV) 5

By focusing on the consumer experience, we will increase conversion which will allow us to drive more traffic Product Discovery The Customer Journey Experience Landing Experience “To captivate and engage customers with our website in order to win their attention.” Post-Purchase Experience “Provide customer with support services so they are satisfied after their purchase.” “Create a personalized, smart, and intuitive product discovery experience Transaction Experience “Create a secure, frictionless, Omni channel checkout experience.” Speed “Provide appropriate solutions to ensure a stable and fast website.” “Listen to customer pain points. Use this to guide prioritization and innovation.” 6

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 7 Value Cost-conscious customers are able to purchase our private label products at a significant cost savings. Private label product pricings when compared against the same branded product averaged more than 20% below the online competitors and over 40% below the brick and mortars Selection Customers have one-stop shopping on over 1 million products across all major categories for auto parts Over 55K SKUs that are privately sourced at a significant cost savings through Asia Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Our websites are designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs

We Address the Market with an Expansive Product Offering Over 1 Million SKUs Across Several Categories 8 Brake Discs Catalytic Converters Radiators Headers Oxygen Sensors Alternators Exhaust Driveshaft Fuel Injection / Delivery Lamps Mirrors Bumpers Hoods Tailgates Doors Grills Wheels Window Regulators Seat Covers Car Covers Floor Mats / Carpeting Cold Air Intakes Vent Visors Tonneau Covers Nerf Bars Bug Shields Car Bras Collision Parts Engine Parts Performance & Accessories TTM Q1-18 Revenue Mix Private Label 97% 63% 3% Branded 3% 37% 97% Note: All percentages of sales revenue is estimated using trailing twelve months (TTM) Q1-18 57% 28% 15%

Efficient Supply Chain Creates a Pricing Advantage 9 USAP has built a vertically integrated online business Importer Center Brand Warehouse Distributor Service Center Consumer Retail Store Consumer Off-Shore Manufacturing ~20% of Units Drop-Ship 3%-9% Flow Thru Jobber ~80% of Units Stock-Ship 16%- 21% Flow Thru DIY DIFM = Product Flow for Private Label = Product Flow for Drop Ship Vendors DC Stock Ship Drop Ship (No Inventory)

Private Label Branded Total FY-17 Growth Rate1 9% (17%) 0% FY-17 Revenue Mix 72% 28% 100% Projected Gross Margins2 33% - 36% 14% - 18% 29% - 30% Projected Variable OPEX Costs 15% - 17% 9% - 11% 14% - 16% Incremental Flow Thru3 16% - 21% 3% - 9% 13% - 16% Projected Avg. Unit Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 10 Excludes non-operating channel segments Projections above are based on management assumptions as of May 8th, 2018 Incremental Flow Thru excludes any incremental fixed costs

Financial Highlights 11

Company Profile Revenues over $300M FY-2017 Net Income of $24.6M 1 FY-2017 Adjusted EBITDA of $14.2M2 High Margin private label business was 72% of sales for FY-17 Positive Free Cash Flow with no revolver debt Public Company since 2007 – NASDAQ (PRTS) 12 The $24.6M in Net Income includes a $21.5M income net tax benefit due to the change in valuation allowance in addition to the impact of the Tax Cuts and Jobs Act Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

Strong Net Income & Adjusted EBITDA¹ Growth Trends for U.S. Auto Parts Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income 2017 Net Income reflects benefit from release of valuation tax allowance based on Company Represents guidance for Adjusted EBITDA growth, issued and only effective May 8, 2018. We did not provide guidance on net income and have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts. 13 2 3 ($4.9M) ($0.1M) $3.0M $24.6M $8.4M $10.0M $14.0M $14.2M $13.0M - $14.5M -$5 $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017 2018E Net Income Adj. EBITDA

Financial Performance Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M, $2.9M & $2.8M for FY-13, FY-14, FY-15, FY-16 & FY-17, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income. 14

2 Year Stacked Private Label Quarterly Sales Trend1 15 Private Label continues to be a major focus of our business Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 15

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $13 billion on-line market expected by 2018 and anticipated to nearly double by 20231 Extensive reach across our websites and marketplace partnerships Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and no revolver debt 16 US Auto Care Association

APPENDIX 17

Launched first internet site selling automotive Collision Line Launches a network of sites catered to various consumer segments Company begins significantly expanding its private label engine line JC Whitney completely integrated 1995 2000 2010 2005 2006 2011 Acquires JC Whitney Adds Accessories Line USAP founded to serve local collision shops in Los Angeles IPO (NASDAQ: PRTS) 2007 2008 Acquires PartsBin Adds Engine Line Consolidated websites to focus on Flagship sites 2013 Achieved double digit sales growth & positive FCF 2014 Investing in LTV and GMROI / JC Whitney turns 100 years old 2015 Company History 18 2016 Initiated Company Stock Buy Back Plan 2017 Aaron Coleman becomes new CEO

Experienced Leadership Team Aaron E. Coleman Chief Executive Officer Since April 2017 President since October 2016 and COO since September 2010 Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Neil Watanabe  Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 19 Jim Hastie VP of Product Management Since December 2012 Over 18 years of progressively responsible experience in the automotive aftermarket collision industry CEO/President of American Condenser and Coil Owner/Cofounder of EJB Medical B.A. degree from University of California Davis MBA degree from Chapman University

Financial Highlights – Q1-18 Total revenue $78.4M Net income from continuing operations was $0.7M vs. the prior year $0.8M Adjusted EBITDA1 $4.1M vs. prior year of $4.0M $9.2M in cash with zero revolver debt vs. last year of $7.2M in cash with zero revolver debt Added approximately 1,100 Private Label SKUs during the quarter Ecom revenue capture2 of 88% vs. 85% last year Online Marketplace revenue growth of 10% Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income Revenue capture is the amount of actual dollars retained after taking into consideration returns, credit card declines and product fulfillment and excludes online marketplaces and media properties 20

Key Business Metrics Over Last Nine Quarters 21

Yearly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 22

Quarterly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 23

Key Stats: PRTS (NASDAQ) – Consolidated Data sources: Yahoo! Finance, S&P Capital IQ, company filings. Includes 2.8M preferred shares As of December 31, 2017 Trading Data (@ May 21, 2018) Stock Price $1.62 52 Wk. High/Low $3.37/1.45 Avg. Daily Vol. (3 mo.) 172,077 Shares Outstanding1 37.7M Institutional Holdings 70% Insider Holdings 8% Valuation Measures Market Cap $56.7M Enterprise Value $47.5M EV/Revenue 0.2x Employees2 1,069 Financial Highlights (@ Mar 31, 2018) Revenues (TTM) $300.9M Gross Margin (TTM) 29.7% Cash & Equiv. $9.2M Total Assets $111.7M Total Revolver Debt $0 Total Liabilities $69.7M Total Equity $42.0M 24